                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549



                                       FORM 8-K



                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         January 31, 1997
                                                  -----------------------------


                        FIRST EMPIRE STATE CORPORATION
-------------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)



                                  NEW YORK
-------------------------------------------------------------------------------
               (State or other jurisdiction of incorporation)



        1-9861                               16-0968385
-------------------------   ---------------------------------------------------
(Commission File Number)       (I.R.S. Employer Identification No.)



   ONE M&T PLAZA, BUFFALO, NEW YORK                  14240
-------------------------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:      (716) 842-5445
                                                    ---------------------------


                              (NOT APPLICABLE)
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Events.

    First Empire State Corporation ("First Empire") made a public announcement on January 31, 1997 that it had completed a trust preferred stock offering that raised $150 million of capital. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99.1 hereto.

    The Registration Statement relating to the trust preferred stock offering is filed with the Securities and Exchange Commission at File Nos. 333-20027 and 333-20027-01. Exhibits 1.1, 4.1, 4.2 and 4.3 hereto, respectively, contain the Underwriting Agreement, Amended and Restated Trust Agreement, Junior Subordinated Indenture and Guarantee Agreement in the forms executed at the closing of the trust preferred stock offering.

Item 7.  Financial Statements and Exhibits.

    The following exhibits are filed as a part of this report:

         EXHIBIT NO.

              1.1 Underwriting Agreement dated as of January 31, 1997 by and among First Empire State Corporation, First Empire Capital Trust I and the Underwriters named therein. Filed herewith.

              4.1 Amended and Restated Trust Agreement dated as of January 31, 1997 by and among First Empire State Corporation, Bankers Trust Company, Bankers Trust (Delaware), and the Administrators named therein. Filed herewith.

              4.2 Junior Subordinated Indenture dated as of January 31, 1997 by and between First Empire State Corporation and Bankers Trust Company. Filed herewith.

              4.3 Guarantee Agreement dated as of January 31, 1997 by and between First Empire State Corporation and Bankers Trust Company. Filed herewith.

              99.1 News release.  Filed herewith.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FIRST EMPIRE STATE CORPORATION



Date: February 6, 1997       By:  /s/Michael P. Pinto
                                  -------------------------------
                                  Michael P. Pinto
                                  Senior Vice President
                                     and Controller

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       FORM 8-K



                                    CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Report Dated: January 31, 1997    Commission File Number: 1-9861
              ----------------                            ------




                            FIRST EMPIRE STATE CORPORATION
                (Exact name of registrant as specified in its charter)





                                       EXHIBITS

                                    EXHIBIT INDEX


EXHIBIT NO.


    1.1 Underwriting Agreement dated as of January 31, 1997 by and among First Empire State Corporation, First Empire Capital Trust I and the Underwriters named therein. Filed herewith.

    4.1 Amended and Restated Trust Agreement dated as of January 31, 1997 by and among First Empire State Corporation, Bankers Trust Company, Bankers Trust (Delaware), and the Administrators named therein. Filed herewith.

    4.2 Junior Subordinated Indenture dated as of January 31, 1997 by and between First Empire State Corporation and Bankers Trust Company. Filed herewith.

    4.3 Guarantee Agreement dated as of January 31, 1997 by and between First Empire State Corporation and Bankers Trust Company. Filed herewith.


    99.1 News release. Filed herewith.






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